SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) October 8, 2002
                     -------------------
                Commission File Number 1-5324
                           ------

                     NORTHEAST UTILITIES
                    --------------------
   (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                           04-2147929
    ----------------------                  ---------------
   (State or other jurisdiction of         (I.R.S. Employer
            organization)                  Identification No.)

174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
   ------------------------------------------------------------
(Address of principal executive offices)	             (Zip Code)

                       (413) 785-5871
    (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
   (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD. This material consists of a News Release of Northeast Utilities dated October 8, 2002, entitled "NU Lowers 2002 Earnings Guidance, Declares Regular Dividend."

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                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                              By:  /s/  David R. McHale
                                   Name: David R. McHale
                                   Title:   Vice President
                                             and Treasurer

Date:  October 8, 2002